Exhibit 10.1

Execution Version

INCREMENTAL REVOLVING LOAN AMENDMENT

This INCREMENTAL REVOLVING LOAN AMENDMENT (this “Amendment”), dated as of March 25, 2019, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, each 2019 Incremental Revolving Lender (as defined below) party hereto, Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”), Jefferies Finance LLC, as an Issuing Bank, and KKR Corporate Lending LLC, as an Issuing Bank.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain Credit Agreement, dated as of August 31, 2017, as amended pursuant to that certain Incremental Term Loan Amendment, dated as of October 23, 2018, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Credit Agreement”);

WHEREAS, pursuant to, and in accordance with Section 2.19 of the Credit Agreement (as amended pursuant to this Amendment, the “Amended Credit Agreement”), (i) the Borrower has requested that each Person party hereto (the “2019 Incremental Revolving Lenders”) whose name is set forth on Schedule 2.01 hereto under the heading “2019 Incremental Revolving Lender” provide a Revolving Commitment Increase in an aggregate principal amount equal to the amount set forth opposite such 2019 Incremental Revolving Lender’s name on Schedule 2.01 hereto under the heading “2019 Incremental Revolving Commitment” (the “2019 Incremental Revolving Commitments”), effective as of the Second Incremental Amendment Date (as defined below), which 2019 Incremental Revolving Commitments will constitute the same Class as the Revolving Commitments in effect immediately prior to giving effect to such Revolving Commitment Increase (the “Existing Revolving Commitments”) and shall have the terms set forth herein and in the Amended Credit Agreement and (ii) each 2019 Incremental Revolving Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that, effective as of the date hereof, each 2019 Incremental Revolving Lender will provide its respective 2019 Incremental Revolving Commitments to the Borrower on the Second Incremental Amendment Date;

WHEREAS, this Amendment is an Incremental Amendment under and as defined in Section 2.19 of the Credit Agreement; and

WHEREAS, Agent and the 2019 Incremental Revolving Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

2.                                      Incremental Revolving Commitments.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Borrower, the Guarantors, the 2019 Incremental Revolving Lenders and Agent hereby agree as follows:

(a)                                 The Borrower is requesting 2019 Incremental Revolving Commitments in the aggregate principal amount of $45,000,000 from the 2019 Incremental Revolving Lenders pursuant to, and on the terms set forth in, Section 2.19 of the Credit Agreement, effective on the Second Incremental Amendment Date (as defined below).  The full principal amount of such 2019 Incremental Revolving Commitments are being incurred initially in reliance on clause (i)(x) of the first proviso of Section 2.19(a) under the Credit Agreement.

(b)                                 Each 2019 Incremental Revolving Lender agrees, severally and not jointly, to provide to the Borrower its 2019 Incremental Revolving Commitments as a Revolving Commitment Increase under the Amended Credit Agreement commencing on the Second Incremental Amendment Date in an amount equal to such 2019 Incremental Revolving Lender’s 2019 Incremental Revolving Commitments as set forth on Schedule 2.01 hereto, and to make Revolving Loans to the Borrower under the Amended Credit Agreement, in each case, at any time and from time to time on and after the Second Incremental Amendment Date until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such Revolving Lender in accordance with the terms of the Amended Credit Agreement, in an aggregate principal amount at any time outstanding not to exceed such 2019 Incremental Revolving Lender’s Revolving Commitment.  With effect from and after the Second Incremental Amendment Date, after giving effect to the Revolving Commitment Increase pursuant to the 2019 Incremental Revolving Commitments, (x) each Revolving Lender (each such Revolving Lender, an “Existing Revolving Lender”) that has Revolving Exposure with respect to Revolving Loans that are outstanding under its Existing Revolving Commitments as of the Second Incremental Amendment Date (“Existing Revolving Loans”), shall assign to each 2019 Incremental Revolving Lender, and each 2019 Incremental Revolving Lender shall purchase from such Existing Revolving Lender, at the principal amount thereof, such interests in the Existing Revolving Loans outstanding on the Second Incremental Amendment Date as shall be necessary in order that, after giving effect to all such assignments and purchases under this clause (x), and taking into account all Credit Extensions of Revolving Loans made on the Second Incremental Amendment Date, such Existing Revolving Loans will be held by Existing Revolving Lenders and 2019 Incremental Revolving Lenders having a 2019 Incremental Revolving Commitment ratably in accordance with their Revolving Commitments after giving effect to the Revolving Commitment Increase pursuant to the 2019 Incremental Revolving Commitments and (y) the LC Exposure of each Revolving Lender shall be based on such Revolving Lender’s Pro Rata Share (for the avoidance of doubt, determined after giving effect to the Revolving Commitment Increase pursuant to the 2019 Incremental Revolving Commitments) of the aggregate LC Exposure.  The Administrative Agent and each Issuing Bank hereby consents to each 2019 Incremental Revolving Lender to the extent required pursuant to Section 2.19 and/or Section 10.04 under the Credit Agreement.

(c)                                  The obligations of each 2019 Incremental Revolving Lender to provide the 2019 Incremental Revolving Commitments to the Borrower pursuant to this Section 2 shall not become effective until the date on which each of the following conditions (the “Second Incremental Amendment Conditions”) in this Section 2(c) is first satisfied (the date of such satisfaction being the “Second Incremental Amendment Date”) (provided that the Second Incremental Amendment Date shall not be deemed to occur, and no 2019 Incremental Revolving Lender shall be obligated to provide the 2019 Incremental Revolving Commitments, if the Second Incremental Amendment Conditions are not satisfied on or prior to the date that is 30 calendar days after the date hereof):

(i)                                     the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that, as of the Second Incremental Amendment Date, (x) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects on and as of the Second Incremental Amendment Date with the same effect as though made on and as of the Second Incremental Amendment Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) on and as of such earlier date with the same effect as though made on and as of the Second Incremental Amendment Date or such earlier date, as applicable and (y) after giving effect to the Revolving Commitment Increase contemplated hereby, no Event of Default exists or would result from the incurrence of the 2019 Incremental Revolving Commitments contemplated by this Amendment;

(ii)                                  Holdings and the Borrower shall have paid on or prior to the Second Incremental Amendment Date to the Administrative Agent and the 2019 Incremental Revolving Lenders, as applicable, all expenses payable in connection with this Amendment, in each case, to the extent invoiced at least three Business Days prior to the Second Incremental Amendment Date (except as otherwise reasonably agreed by the Borrower);

(iii)                               the Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the 2019 Incremental Revolving Lenders, an opinion of (x) Ropes & Gray LLP, counsel for the Loan Parties and (y) each local counsel for the Loan Parties listed on Schedule 4.02(d) to this Amendment (or other local counsel reasonably acceptable to the Administrative Agent), in each case, with respect to the Amendment and dated on or after the Effective Date and on or prior to the Second Incremental Amendment Date and addressed to the Administrative Agent, the Collateral Agent and the 2019 Incremental Revolving Lenders and in customary form and substance (it being understood that, without limitation, any such opinions in form and substance consistent with the corresponding opinions provided in connection with the First Incremental Amendment shall be deemed to be in customary form and substance);

(iv)                              the Administrative Agent shall have received (x) a certificate as to the good standing of each Loan Party as of a recent date, (y) a certificate of a Responsible Officer of each Loan Party dated on the Second Incremental Amendment Date certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or, in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since delivery thereof to the Administrative Agent on the Closing Date or the First Incremental Amendment Date, as applicable, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Second Incremental Amendment Date (or that the by-laws or operating (or limited liability company) agreement of such Loan Party has not been amended or otherwise modified since the delivery of such documents to the Administrative Agent on the Closing Date or the First Incremental Amendment Date, as applicable), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing or ratifying the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the 2019 Incremental Revolving Commitments and the Revolving Loans thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above;

(v)                                 the Administrative Agent shall have received Notes executed by the Borrower in favor of each 2019 Incremental Revolving Lender that has requested a Note at least ten Business Days in advance of the Second Incremental Amendment Date;

(vi)                              the Administrative Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer, chief operating officer or other officer with similar responsibilities of the Borrower;

(vii)                           the Administrative Agent shall have received all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least three days prior to the Second Incremental Amendment Date;

(viii)                        the Borrower shall have issued senior unsecured notes, the net proceeds of which are applied, directly or indirectly, to discharge its outstanding obligations under the 2021 Unsecured Notes and the 2021 Unsecured Notes Indenture; and

(ix)                              any interest with respect to any Existing Revolving Loans and Commitment Fees with respect to any Existing Revolving Commitments that have accrued and are owing to the Existing Revolving Lenders (in each case, even if not yet due and payable at such time) as of the calendar day prior to the Second Incremental Amendment Date shall have been paid to the Administrative Agent on behalf of the Existing Revolving Lenders;

provided that, without limitation, the Second Incremental Amendment Date shall be deemed to be the date that the certificate set forth in clause (i) above is delivered to the Administrative Agent if as of the date such certificate is delivered each of the Second Incremental Amendment Conditions (other than clause (i) above) has been satisfied.

(d)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in correct alphabetical order:

“2019 Incremental Revolving Commitments” shall have the meaning set forth in the Second Incremental Amendment.

“Existing Revolving Commitments” shall have the meaning set forth in the Second Incremental Amendment.

“Second Incremental Amendment” shall mean the Incremental Revolving Loan Amendment, dated as of March 25, 2019, by and among the Borrower, the Guarantors, the 2019 Incremental Revolving Lenders and the Administrative Agent.

“Second Incremental Amendment Date” shall have the meaning set forth in the Second Incremental Amendment.

(e)                                  Subject to satisfaction of the Second Incremental Amendment Conditions, the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

(f)                                   Subject to satisfaction of the Second Incremental Amendment Conditions, Section 2.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Revolving Commitment” as follows:

“Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule 2.01 under the caption “Revolving Loan Commitment” or in the Assignment and Acceptance or Refinancing Amendment pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance, (ii) a Refinancing Amendment, (iii) an Extension Amendment or (iv) an Incremental Amendment. The aggregate principal amount of the Lenders’ Revolving Commitments on the Closing Date was $75,000,000 and the aggregate principal amount of the Lenders’ Revolving Commitments on the Second Incremental Amendment Date is $120,000,000.

(g)                                  Subject to satisfaction of the Second Incremental Amendment Conditions, Section 2.01 of the Credit Agreement is hereby amended by adding the following sentence to the definition of “Class” therein:

Notwithstanding any provision herein to the contrary, from and after the Second Incremental Amendment Date, the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

(h)                                 Subject to satisfaction of the Second Incremental Amendment Conditions, for the avoidance of doubt, (i) the loans made pursuant to the 2019 Incremental Revolving Commitments shall be deemed to be “Loans” and “Revolving Loans”, (ii) each 2019 Incremental Revolving Lender shall be deemed to be a “Lender” and a “Revolving Lender” and (iii) the 2019 Incremental Revolving Commitments shall be deemed to be a “Incremental Revolving Commitment”, a “Revolving Commitment Increase” and a “Revolving Commitment”.

(i)                                     For the avoidance of doubt, subject to satisfaction of the Second Incremental Amendment Conditions, the 2019 Incremental Revolving Commitments, and the Revolving

Loans made in connection therewith, shall have the same terms as the Existing Revolving Commitments and Existing Revolving Loans, as applicable, and shall bear interest and Commitment Fees, as applicable, as provided for in the Amended Credit Agreement with respect to Revolving Loans and Revolving Commitments, respectively.  The parties hereto hereby agree that, notwithstanding anything in the Amended Credit Agreement to the contrary, the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that the 2019 Incremental Revolving Commitments constitute a Revolving Commitment Increase.

(j)                                    This Amendment shall constitute notice to the Administrative Agent by the Borrower requesting the 2019 Incremental Revolving Commitments pursuant to Section 2.19(a) of the Credit Agreement, and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.19(a) of the Credit Agreement.

3.                                      Joinder.   Each 2019 Incremental Revolving Lender acknowledges and agrees that, effective as of the Effective Date, such 2019 Incremental Revolving Lender commits to provide its 2019 Incremental Revolving Commitment from and after the Second Incremental Amendment Date, as set forth on Schedule 2.01 attached hereto on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein and, from and after the Second Incremental Amendment Date, shall be a “Revolving Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents and shall be subject to and bound by the terms thereof (and shall perform all the obligations of and shall have all the rights of a Lender thereunder).

4.                                      Representations and Warranties.  In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto:

(a)                                 immediately prior to giving effect to this Amendment, on and as of the date hereof, each of the representations and warranties set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) on and as of such earlier date with the same effect as though made on and as of the date hereof or such earlier date, as applicable);

(b)                                 on and as of the Second Incremental Amendment Date, each of the representations and warranties set forth in Article 5 of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects with the same effect as though made on and as of the Second Incremental Amendment Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) on and as of such earlier date with the same effect as though made on and as of the Second Incremental Amendment Date or such earlier date, as applicable);

(c)                                  as of the date hereof and immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing; and

(d)                                 as of the Second Incremental Amendment Date, no Event of Default shall have occurred and be continuing.

5.                                      Condition to Effectiveness.  The effectiveness of this Amendment is subject solely to the condition that the Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank and each 2019 Incremental Revolving Lender (the time at which such condition is so satisfied is referred to herein as the “Effective Date”).

6.                                      Acknowledgement.

(a)                                 The Borrower and each Guarantor hereby confirm that, as of the date hereof and as of the Second Incremental Amendment Date, each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b)                                 The Borrower and each Guarantor acknowledge and agree that, as of the date hereof and as of the Second Incremental Amendment Date, any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c)                                  Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and acknowledges and agrees that, effective as of the Second Incremental Amendment Date, each 2019 Incremental Revolving Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

(d)                                 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

(e)                                  The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.

(f)                                   Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that, effective as of the Second Incremental Amendment Date, the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Revolving Loans made pursuant to the 2019 Incremental Revolving Commitments under the Amended Credit Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

7.                                      GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a)                                 THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

(b)                                 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(B).

8.                                      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

9.                                      Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

(a)                                 On and after the Effective Date and the Second Incremental Amendment Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment (but, with respect to the items expressly stated herein to be subject to the satisfaction of the Second Incremental Amendment Conditions, subject to the satisfaction of such Second Incremental Amendment Conditions).

(b)                                 Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(d)                                 Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment from and after the Second Incremental Amendment Date) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, and the 2019 Incremental Revolving Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents.  Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

10.                               Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and the 2019 Incremental Revolving Lenders in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all Attorney Costs of Agent, in each case, to the extent required under Section 10.05 of the Credit Agreement.

11.                               Successors and Assigns.  Notwithstanding the foregoing and anything to the contrary in any Loan Document, this Amendment (and the 2019 Incremental Revolving Commitments) shall not be assignable by the 2019 Incremental Revolving Lenders prior to the Second Incremental Amendment Date without the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed) and any purported assignment without such consent shall be null and void.

12.                               Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

13.                               Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC.,
as Borrower

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

SP HOLDCO I, INC.,
as Holdings

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Loan Amendment]

SUBSIDIARY GUARANTORS:

AMBULATORY RESOURCE CENTRES INVESTMENT
COMPANY, LLC
AMBULATORY RESOURCE CENTRES OF WASHINGTON, LLC
AMBULATORY RESOURCE CENTRES OF WILMINGTON, LLC
ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.
APS OF BRADENTON, LLC
APS OF HAMMOND, LLC
ARC DEVELOPMENT, LLC
ARC FINANCIAL SERVICES, LLC
ASC OF NEW ALBANY, LLC
SGRY HOLDINGS, LP
SGRY, LLC
HAMMOND ANESTHESIA SERVICES, LLC
IDAHO FALLS COMMUNITY HOSPITAL, LLC
LOGAN LABORATORIES, LLC
NEOSPINE SURGERY OF PUYALLUP, LLC
NEOSPINE SURGERY, LLC
NOVAMED ACQUISITION COMPANY, LLC
NOVAMED ALLIANCE, INC.
NOVAMED MANAGEMENT OF KANSAS CITY, LLC
NOVAMED MANAGEMENT SERVICES, LLC
NOVAMED OF BETHLEHEM, LLC
NOVAMED OF LEBANON, LLC
NOVAMED OF SAN ANTONIO, LLC
NOVAMED OF TEXAS, LLC
NOVAMED OF WISCONSIN, LLC
NOVAMED, LLC
PSC DEVELOPMENT COMPANY, LLC
PSC OPERATING COMPANY, LLC
RIVERSIDE ANESTHESIA SERVICES, LLC
RIVERSIDE BILLING AND MANAGEMENT COMPANY, LLC
RIVERSIDE SPINE & PAIN PHYSICIANS, LLC
SARASOTA ANESTHESIA SERVICES, LLC
SARC/ASHEVILLE, LLC

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Loan Amendment]

SARC/FT. MYERS, INC.
SARC/GEORGIA, INC.
SARC/KENT, LLC
SARC/LARGO ENDOSCOPY, LLC
SARC/LARGO, INC.
SARC/PROVIDENCE, LLC
SARC/ST. CHARLES, INC.
SMBI DOCS, LLC
SMBI GREAT FALLS, LLC
SMBI HAVERTOWN, LLC
SMBI IDAHO, LLC
SMBI LHH, LLC
SMBI PORTSMOUTH, LLC
SMBI STLWSC, LLC
SMBIMS BIRMINGHAM, LLC
SMBIMS DURANGO, LLC
SMBIMS FLORIDA I, LLC
SMBIMS KIRKWOOD, LLC
SMBIMS STEUBENVILLE, INC.
SMBIMS WICHITA, LLC
SMBISS BEVERLY HILLS, LLC
SMBISS CHESTERFIELD, LLC
SMBISS ENCINO, LLC
SMBISS IRVINE, LLC
SP MANAGEMENT SERVICES, INC.
SP NORTH DAKOTA, LLC
SP PRACTICE MANAGEMENT, LLC
SURGERY PARTNERS ACQUISITION COMPANY, LLC
SURGERY PARTNERS OF CORAL GABLES, LLC
SURGERY PARTNERS OF LAKE MARY, LLC
SURGERY PARTNERS OF LAKE WORTH, LLC
SURGERY PARTNERS OF MERRITT ISLAND, LLC
SURGERY PARTNERS OF MILLENIA, LLC
SURGERY PARTNERS OF NEW TAMPA, LLC
SURGERY PARTNERS OF PARK PLACE, LLC
SURGERY PARTNERS OF SARASOTA, LLC
SURGERY PARTNERS OF WEST KENDALL, L.L.C.
SURGERY PARTNERS OF WESTCHASE, LLC
SURGERY PARTNERS, LLC
SYMBION AMBULATORY RESOURCE CENTRES, LLC

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Loan Amendment]

SYMBION HOLDINGS, LLC
TAMPA PAIN RELIEF CENTER, INC.
TEXARKANA SURGERY CENTER GP, LLC
UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC
VASC, LLC
VILLAGE SURGICENTER, LLC
APS OF JONESBORO, LLC
BLUE RIDGE NOVAMED, INC.
COMMUNITY HOSPITAL HOLDING COMPANY, LLC
COMMUNITY HOSPITAL MANAGEMENT COMPANY, LLC
JENKINS COUNTY HOSPITAL, LLC
JONESBORO ANESTHESIA SERVICES, LLC
NATIONAL SURGICAL HOSPITALS, LLC
NOVAMED OF LAREDO, INC.
NSH BRYAN HOSPITAL, INC.
NSH CALIFORNIA, LLC
NSH CONNECTICUT, LLC
NSH DURHAM, INC.
NSH EL PASO INC.
NSH EL PASO SPECIALTY HOSPITAL, INC.
NSH GEORGIA, LLC
NSH LOGAN, INC.
NSH LOUISIANA, LLC
NSH MANAGEMENT OF ARIZONA, LLC
NSH MANAGEMENT OF CALIFORNIA, LLC
NSH MESA, LLC
NSH MICHIGAN PROPERTIES, LLC
NSH MICHIGAN, INC.
NSH NORTH IDAHO, LLC
NSH SAN ANTONIO SURGICAL HOSPITAL, LLC
NSH TEXAS, LLC
NSH WISCONSIN, LLC
QUAHOG HOLDING COMPANY, LLC
SCREVEN COUNTY FAMILY HEALTH CENTER, LLC

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Loan Amendment]

SCREVEN COUNTY HOSPITAL, LLC
SENTRY MEDICAL BILLING, LLC
SP LOUISIANA, LLC
SPACE COAST ANESTHESIA SERVICES, LLC
SURGERY CENTER OF PENNSYLVANIA, LLC
SYMBIONARC SUPPORT SERVICES, LLC
THE CENTER FOR SPECIAL SURGERY, LLC
THE VILLAGES SURGERY CENTER, LLC

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Loan Amendment]

JEFFERIES FINANCE LLC,
as Administrative Agent, Collateral Agent and an Issuing Bank

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Managing Director

[Signature Page to Incremental Revolving Loan Amendment]

KKR CORPORATE LENDING LLC,
as an Issuing Bank

By:	/s/ Cade Thompson
Name:	Cade Thompson
Title:	Member

[Signature Page to Incremental Revolving Loan Amendment]

JEFFERIES FINANCE LLC,
as a 2019 Incremental Revolving Lender

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Managing Director

[Signature Page to Incremental Revolving Loan Amendment]

KKR CORPORATE LENDING LLC,
as a 2019 Incremental Revolving Lender

By:	/s/ Cade Thompson
Name:	Cade Thompson
Title:	Member

[Signature Page to Incremental Revolving Loan Amendment]

MACQUARIE CAPITAL FUNDING LLC,
as a 2019 Incremental Revolving Lender

By:	/s/ Mimi Shih
Name:	Mimi Shih
Title:	Authorized Signatory

By:	/s/ Jeff Abt
Name:	Jeff Abt
Title:	Authorized Signatory

[Signature Page to Incremental Revolving Loan Amendment]

Schedule 2.01

2019 Incremental Revolving Lender	2019 Incremental Revolving Commitment
Jefferies Finance LLC	$15,000,000
KKR Corporate Lending LLC	$15,000,000
Macquarie Capital Funding LLC	$15,000,000
Total	$45,000,000

Schedule 4.02(d)

Local Counsel Opinions

State	Counsel Information
Florida	McDermott Will & Emery LLP 333 Avenue of the Americas, Suite 4500 Miami, FL 33131-4336
Georgia	Bryan Cave LLP One Atlantic Center 1201 W Peachtree NW Atlanta, GA 30309
Illinois	Bryan Cave LLP One Atlantic Center 1201 W Peachtree NW Atlanta, GA 30309
Indiana	Wooden & McLaughlin LLP One Indiana Square, Suite 1800 Indianapolis, IN 46204
Missouri	Husch Blackwell LLP 4801 Main Street, Suite 1000 Kansas City, MO 64112
Tennessee	Waller Lansden Dortch & Davis, LLP 511 Union Street, Suite 2700 PO Box 198966 Nashville, TN 37219-8966
Texas	McGuire, Craddock & Strother, P.C. 2501 N Harwood, Suite 1800 St Anns Court Dallas, TX 75201
North Carolina	Carruthers & Roth, P.A. Post Office Box 540 235 North Edgeworth Street Greensboro, NC 27401
Wisconsin	Quarles & Brady LLP 411 East Wisconsin Avenue, Suite 2400 Milwaukee, WI 53202-4426